PLEDGE AND
                               SECURITY AGREEMENT



         THIS PLEDGE AND SECURITY AGREEMENT (this "Agreement") is entered into as of September 30, 1997, by and between Smart Choice Automotive Group, Inc., a Florida Corporation ("Pledgor"), and Stephens Inc., an Arkansas Corporation ("Creditor").

1. DEFINITIONS.

          1.1 "Collateral" - all of the capital stock and other securities issued by Eckler Industries, Inc. (herein sometimes called "Eckler" and sometimes called "Borrower") now owned or hereafter acquired by Pledgor and all books and records relating to any of the above and all products and proceeds of the foregoing in whatever form and wherever located, including, without limitation, all insurance proceeds, all claims against third parties for loss or destruction of or damage to any of the foregoing, and all income from interest or dividends thereon and all proceeds of proceeds;

          1.2  "Creditor" - See preamble;

          1.3 "Pledgor" - See preamble;

          1.4 "Obligations" - all present and future indebtedness and other obligations owing to Creditor, pursuant to (a) that certain Promissory Note (the "Note") of even date herewith by Eckler to the order of Creditor in the face principal amount of One Million Five Hundred Thousand Dollars ($1,500,000), (b) this Agreement, (c) that certain Guaranty Agreement of even date herewith from Pledgor to Creditor (the "Guaranty"), (d) that certain Security Agreement of even date herewith from Eckler to Creditor (the "Eckler Security Agreement"), or (e) any of them, and all present and future indebtedness and other obligations owing by Pledgor to Creditor or guaranteed to Creditor by Pledgor in connection with the Note, whether or not for the payment of money, whether or not evidenced by any note or other instrument, whether direct or indirect, absolute or contingent, due or to become due, joint or several, primary or secondary, liquidated or unliquidated, secured or unsecured, whether arising before, during, or after the commencement of any case with respect to Borrower or Pledgor under the United States Bankruptcy Code or any similar statute, including interest, fees, charges, expenses, and attorneys' fees chargeable to Pledgor or incurred by Creditor in connection with this Agreement and/or the transaction(s) related thereto.

     2. GRANT OF SECURITY INTEREST. 2.1 To secure the payment and performance in full of all of the Obligations, Pledgor hereby grants to Creditor a continuing security interest in and lien upon, and a right of set off against, and Pledgor hereby assigns and pledges to Creditor, all of the Collateral. Pledgor hereby agrees to give possession of the Collateral to Creditor at the time of execution of this Agreement; and, with respect to any portion of the Collateral that subsequently comes into Pledgor's possession, immediately upon Pledgor's obtaining possession thereof, Pledgor shall deliver possession thereof to Creditor. 2.2 Following a written notice from Creditor to Pledgor, Creditor may, in its discretion and without liability, take any one or more of the following actions:

          (a) Transfer to or register in its name or the name of its nominee any of the Collateral, with or without indication of its security interest, and whether or not so transferred or registered, receive the profits, income, dividends, and other distributions thereon and hold them or apply them to the Obligations in any order of priority;

          (b) Exercise or cause to be exercised all voting and corporate or partnership powers with respect to any of the Collateral, including all rights of conversion, exchange, subscription or any other rights, privileges or options pertaining to the Collateral, as if the absolute owner thereof;

          (c) Insure any of the Collateral (but Holder shall have no duty to insure the Collateral);

          (d) Exchange any of the Collateral for other property upon a reorganization, recapitalization or other readjustment, and in connection therewith, deposit any of the Collateral with any committee or depository upon such terms as Holder may determine.

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         Pledgor hereby constitutes and appoints Creditor its  attorney-in-fact, at Pledgor's cost and expense to take any actions and to execute and deliver any instruments or documents on behalf of Pledgor to effect any of the foregoing actions, and such appointment as attorney-in-fact, being coupled with an interest shall be irrevocable and shall continue until all of the Obligations shall have been paid and satisfied in full.

3. REPRESENTATIONS AND WARRANTIES. Pledgor represents and warrants that it is the sole owner of the Collateral, free and clear of all liens and encumbrances, except for the lien and security interest created by this Agreement. Pledgor represents and warrants that the Collateral comprises all of the issued and outstanding capital stock and other securities of Eckler and that there exist no warrants, rights, convertible securities or other obligations of Eckler or Pledgor that could, now or in the future, give the holder thereof the right to receive any capital stock or other securities of Eckler.

4. COVENANTS. Pledgor covenants that:

          4.1 Pledgor shall give Creditor written notice immediately upon forming an intention to change its name or form of business organization or place of business.

          4.2 Pledgor shall not directly or indirectly: (a) sell, lease, transfer, assign, further encumber, abandon, or otherwise dispose of any part of the Collateral or any material portion of its other assets without the prior written consent of Creditor; (b) consolidate with or merge with or into any other entity, or permit any other entity to consolidate with or merge with or into Pledgor, without giving at least thirty (30) days prior written notice to Creditor; (c) form or acquire any interest in any firm, corporation, or other entity, without giving at least thirty (30) days prior written notice to Creditor; or (d) incur any debt except in the normal and ordinary course of business consistent with past practices without the prior written consent of Creditor. 4.3 Pledgor shall pay, on Creditor's demand, whether incurred before or after the commencement of any case with respect to Borrower or Pledgor under the United States Bankruptcy Code or any similar statute, all costs and expenses of filing or recording any instruments, documents or pleadings relating to the Obligations or any of them or to the Collateral (including but not limited to Uniform Commercial Code financing statement filing taxes and fees, documentary taxes, intangibles taxes, and mortgage recording taxes and fees, if applicable, and reasonable attorneys' fees).

          4.4 Pledgor hereby authorizes Creditor as attorney-in-fact for Pledgor and on Pledgor's behalf to sign and to file any financing statements or amendments with respect to the Collateral, and to file as financing statements any carbon, photographic, or other reproductions of this Agreement or any financing statements signed by Pledgor.

          4.5 Pledgor shall fully and promptly comply with any and all requests made by Creditor for information relating to the business, operations, finances, results of operation, marketing, contracts, products, prospects, assets, liabilities, contingencies, income, expenses, taxes and any and all matters relating to the business or prospects of Eckler, Pledgor or any of their affiliate companies.

5. EVENTS OF DEFAULT. Creditor shall be in default under this Agreement upon the occurrence of any of the events, circumstances or conditions ("Events of Default") set forth in Section 6 of the Note.

6. REMEDIES ON DEFAULT. Creditor shall have all of the rights and remedies upon the occurrence of any of the Events of Default as set forth in
Section 7 of the Note, and all of the rights and remedies provided by law for secured parties and all of the rights and remedies set forth in this Section 6. Creditor shall also have the right, following occurrence of an Event of Default, to receive and collect any and all dividends, proceeds and other distributions made in respect of the Collateral or any portion thereof and to hold such dividends, proceeds and other distributions as additional Collateral hereunder or apply any or all of them toward satisfaction of the Obligations and to exercise any and all voting rights with respect to the Collateral and any and all rights to give or withhold consents, waivers or ratifications with respect to the Collateral.

         The Borrower and Pledgor shall be liable for the entire amount of all Obligations, regardless of whether Creditor exercises or declines to exercise any rights or remedies of Creditor against the Collateral (or any portion thereof), and if Creditor elects to exercise any of its rights or remedies against the Collateral, Borrower shall be and remain liable for the entire amount and complete satisfaction of all Obligations of Borrower to the full extent that proceeds realized by Creditor upon disposition of such Collateral are insufficient to satisfy all of the Obligations in full.

          (a) ASSEMBLY OF COLLATERAL. Creditor may require Pledgor to assemble all or any part of the Collateral and make it available to Creditor at a place to be designated by Creditor which is reasonably convenient to both parties.

          (b) NOTICE OF SALE. Any notice of sale, disposition or other intended action by Creditor, given or sent at least ten (10) days prior to such action to the last known address of Pledgor as shown on Creditor's records, shall constitute reasonable notice. Creditor shall have no obligation to give notice of any sale, disposition or other intended action, except as required by applicable law. Following occurrence of any Event of Default and reasonable notice to Pledgor, if required by applicable law, Creditor shall have the right to sell or otherwise dispose of the Collateral by public or private sale and in any manner that Creditor reasonably deems commercially reasonable

          (c) APPLICATION OF PROCEEDS. Any cash held by Creditor as Collateral and all cash proceeds received by Creditor from any sale of, collection from, receipt of dividends, proceeds or distributions upon, or other realization upon all or any part of the Collateral under the provisions of the Uniform Commercial Code or this Agreement shall be applied to the following in such order as Creditor may elect:

                  (1) To the repayment of the reasonable costs and expenses (including reasonable attorneys fees, paralegal fees, and other legal expenses) incurred by Creditor in connection  with  the  administration  of the Note or
                           this Agreement, the custody, preservation, use, operation of, sale or collection from, or other realization upon, any collateral securing the
                           Obligations   or  any  of  them,   the   exercise  or
                           enforcement of any of the rights of Creditor hereunder or under any of the other Loan Documents (as defined in the Note), or the failure of Pledgor to perform or observe any of the provisions of this Agreement or the Note;

                  (2) To the payment or other satisfaction of any liens and other encumbrances upon any of the collateral securing the Obligations or any of them, at the sole option of Creditor;

                  (3) To the reimbursement of Creditor for the amount of any obligations of Borrower or Pledgor paid or discharged by Creditor pursuant to the provisions of this Agreement or any of the other Loan Documents and of any expenses of Creditor payable by Pledgor hereunder;

                  (4) To the satisfaction of the Obligations in such order as Creditor shall elect;

                  (5) To the payment of any other amounts required or permitted by applicable law, including, without limitation, ss.4-9-504(1)(c) of the Arkansas Uniform Commercial Code or any similar successor statutory provision.

          In the event that the proceeds of any such sale, collection, or disposition, are insufficient to pay all of the amounts to which Creditor is legally entitled, Borrower and Pledgor shall be liable for the deficiency, together with interest thereon at such rates as shall be fixed by the instruments evidencing the Obligations, together with the costs of collection and the reasonable fees of any attorneys employed by Creditor to collect such deficiency. If surplus proceeds are realized upon Creditor's disposition of the Collateral, they shall be paid to Borrower or Pledgor or to whomsoever shall be lawfully entitled to receive the same, or as a court of competent jurisdiction shall direct.

7. WAIVERS BY PLEDGOR. Pledgor hereby irrevocably waives:

          7.1 any bond and any surety or security relating thereto by any statute, court rule, or otherwise as an incident to Creditor's possession of the Collateral; and

          7.2 any requirement that Creditor retain possession of and not dispose
     of  any  such  Collateral   until  after  trial  or  final   judgment.

8. MISCELLANEOUS.

          8.1 Notices. Any notice given, or required to be given, by any party under this Agreement shall be deemed to be validly given if in writing and delivered personally or by a nationally recognized overnight courier service, or upon receipt if by facsimile transmission, or if sent by mail, on the first to occur of the date actually received or three (3) days after deposit in the certified U.S. mail, postage prepaid and return receipt requested, addressed to the other party at the following addresses:

                  Pledgor:          Smart Choice Automotive Group, Inc.
                                    5200 S. Washington Ave.
                                    Titusville, FL  37780
                                    Telephone No. (407) 269-0834
                                    Facsimile No. (407) 264-0376
                                    Attention:  Mr. Gary Smith

                  with copy to:     Greenburg, Traurig, Hoffman, Lipoff,
                                    Rosen & Quentel, P.A.
                                    111 N. Orange Avenue, 20th Floor
                                    Orlando, FL  32801
                                    Attention:  Randolph Fields, Esq.
                                    Telephone:  (407) 420-1000
                                    Facsimile No:  (407) 420-5909

                  Creditor:         Stephens Inc.
                                    Corporate Finance Department
                                    950 E. Paces Ferry Road
                                    Atlanta, GA  30326
                                    Attention:  David Linch

                  with a copy to:   Stephens Inc.
                                    111 Center Street
                                    Little Rock, Arkansas 72201
                                    Attention:  William B. Keisler,
                                                Associate General Counsel
                                    Telephone No. 501-377-8045
                                    Facsimile No. 501-377-2677

          8.2 Costs and Expenses - General. Pledgor agrees to reimburse Creditor for all reasonable costs and expenses, including attorneys' fees, which Creditor has incurred or may incur in (a) negotiating, preparing, administering, or enforcing this Agreement and any documents prepared in connection herewith; (b) protecting, preserving, or enforcing any lien, security interest, or other right granted by Pledgor to Creditor, or arising under applicable law, whether or not suit is brought; and (c) connection with any federal or state insolvency proceeding commenced by or against Borrower or Pledgor, including those (i) arising out of the automatic stay, (ii) seeking dismissal or conversion of the bankruptcy proceeding or (iii) opposing confirmation of Borrower's or Pledgor's plan thereunder. All such costs and expenses which have been incurred on or prior to the execution hereof shall be paid contemporaneously with the execution hereof. Any such costs and expenses incurred subsequent to the execution hereof shall become part of the Obligations when incurred and may be added to the outstanding principal amount due hereunder.

          8.3 Costs and Expenses - Enforcement of Judgments. Pledgor agrees to reimburse Creditor for all costs and expenses, including reasonable attorneys' fees, which Creditor incurs in enforcing any judgment rendered in connection with this Agreement. This provision is severable from all other provisions hereof and shall survive, and not be deemed merged into, any such judgment.

          8.4 Severability of Provisions. In the event that any one or more of the provisions contained in this Agreement is held to be invalid, illegal, or unenforceable in any respect, then such provisions shall be ineffective only to the extent of such prohibition or invalidity, and the validity, legality, and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

          8.5 Amendment and Waiver. Neither this Agreement nor any provisions hereof may be changed, waived, discharged, or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge, or termination is sought.

          8.6 No Waiver. No failure to exercise and no delay in exercising any right, power, or remedy hereunder shall impair any right, power, or remedy which Creditor may have, nor shall any such delay be construed to be a waiver of any of such rights, powers, or remedies, or any acquiescence in any breach or default hereunder; nor shall any waiver of any breach or default of Pledgor hereunder be deemed a waiver of any default or breach subsequently occurring. All rights and remedies granted to Creditor hereunder shall remain in full force and effect notwithstanding any single or partial exercise of, or any discontinuance of action begun to enforce any such right or remedy. The rights and remedies specified herein are cumulative and not exclusive of each other or of any rights or remedies which Creditor would otherwise have. Any waiver, permit, consent, or approval by Creditor of any breach or default hereunder must be in writing and shall be effective only to the extent set forth in such writing and only as to that specific instance.

          8.7 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of Pledgor, Creditor, and their respective successors and assigns.

          8.8 Waiver of Statute of Limitations. Pledgor waives the pleading of any statute of limitations with respect to any and all actions in connection herewith.

          8.9 Waiver Of Trial By Jury. In recognition of the higher costs and delay which may result from a jury trial, the parties hereto waive any right to trial by jury of any claim, demand, action, or cause of action (1) arising hereunder, or (2) in any way connected with or related or incidental to the dealings of the parties hereto or any of them with respect hereto, in each case whether now existing or hereafter arising, and whether sounding in contract or tort or otherwise; and each party hereby agrees and consents that any such claim, demand, action, or cause of action shall be decided by court trial without a jury, and that any party hereto may file an original counterpart or a copy of this section with any court as written evidence of the consent of the parties hereto to the waiver of their right to trial by jury.

          8.10 Voting and Cash Dividends Prior to Default. Prior to Creditor giving notice under paragraph 2.2 of this Agreement, Pledgor shall be entitled to (a) exercise any voting rights with respect to the Collateral and to give consents, waivers and ratifications in respect thereof, provided that no vote shall be cast or consent, waiver or ratification given which would constitute or create a material violation of any of the terms of the Note or the Security Agreement, and (b) receive or retain for its own use cash dividends on the Collateral paid out.

          8.11 Release of Pledged Collateral. Upon payment or other satisfaction in full of the Obligations as provided for herein and in the Note, the Guaranty and the Security Agreement, this Agreement shall terminate and Creditor shall promptly deliver to Pledgor, at Pledgor's expense, such of the Collateral as shall not have been sold or otherwise applied pursuant to this Agreement.

          8.12 This Agreement may be executed in any number of counterparts, and this Agreement shall be a valid and binding agreement of the parties, if it has been executed by all parties in one or more counterparts which are identical except for the signatures affixed thereto. A facsimile transmission to any party to this Agreement of the signature to this Agreement by or on behalf of any party hereto shall be as effective to bind such signatory party as the delivery of an original of this Agreement manually signed by or on behalf of the such signatory party.

          8.13 Governing Law. The validity, construction, and performance of this Agreement shall be governed by the laws, without regard to the laws as to choice or conflict of laws, of the State of Arkansas.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.

PLEDGOR:                                  Smart Choice Automotive Group, Inc.


                                          By: /s/ James Neal Hutchinson
                                          Title: Assistant Vice President

BORROWER:                                 ECKLER INDUSTRIES, INC.

                                          By: /s/ James Neal Hutchinson, Jr.
                                          Title:  Vice President


CREDITOR:                                 Stephens Inc.
                                          By: /s/ Warren A. Stephens
                                          Title: President